Net Asset Value and Financial Highlights - Summary of Net Asset Value Per Share (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net Asset Value
Net asset value per Share, beginning of period	$ 51.95	$ 48.54	$ 54.62
Net realized and net change in unrealized gain (loss) on United States Treasury Obligations and Futures	$ (19.44)	$ 3.78	$ (5.63)
Net investment income (loss)	$ (0.29)	$ (0.37)	$ (0.45)
Net increase (decrease)	$ (19.73)	$ 3.41	$ (6.08)
Net asset value per Share, end of period	$ 32.22	$ 51.95	$ 48.54
Market value per Share, beginning of period	$ 52.35	$ 47.99	$ 54.51
Market value per Share, end of period	$ 32.29	$ 52.35	$ 47.99
Ratio to average Net Assets
Net investment income (loss)	(0.70%)	(0.69%)	(0.71%)
Total expenses	0.77%	0.75%	0.76%
Total Return, at net asset value	(37.98%)	7.03%	(11.13%)
Total Return, at market value	(38.32%)	9.09%	(11.96%)